Exhibit 10.4

EXECUTION VERSION

JOINDER TO COLLATERAL TRUST AGREEMENT

JOINDER TO COLLATERAL TRUST AGREEMENT (this “Joinder Agreement”), dated as of August 1, 2008, among MICROGY HANFORD, LLC, a California limited liability company, MICROGY RIVERDALE, LLC, a California limited liability company (together, the “California Subsidiary Guarantors”), subsidiaries of MICROGY HOLDINGS, LLC (or its permitted successor), a Delaware limited liability company (the “Company”), the Company, the Texas Subsidiary Guarantors (those subsidiary guarantors party to the Collateral Trust Agreement defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral trustee (the “Collateral Trustee”).

WITNESSETH

WHEREAS, the Company and the Texas Subsidiary Guarantors have heretofore executed and delivered to the Collateral Trustee a Collateral Trust Agreement (the “Collateral Trust Agreement”), dated as of October 1, 2006, to secure the Guarantee Agreement (as amended and supplemented by the Supplemental Guarantee defined below, the “Guarantee Agreement”), dated as of October 1, 2006 between the Company, the Texas Subsidiary Guarantors and the Collateral Trustee providing for the Company’s guarantee of the Guaranteed Obligations (as defined in the Guarantee Agreement), which include the Gulf Coast Industrial Development Authority Environmental Facilities Revenue Bonds (Microgy Holdings Project), Series 2006 (the “Series 2006 Bonds”), and the Texas Subsidiary Guarantors’ guarantees of the Guaranteed Obligations; and

WHEREAS, the California Statewide Communities Development Authority has authorized the issuance of its Environmental Facilities Revenue Bonds (Microgy Holdings Project) Series 2008A (the “Series 2008A Bonds”), in an aggregate principal amount of $62,425,000 to finance certain solid waste disposal facilities located in California (the “California Facilities”); and

WHEREAS, pursuant to the Supplemental Guarantee Agreement (the “Supplemental Guarantee Agreement”), dated as of August 1, 2008 between the Company, the Texas Subsidiary Guarantors, the California Subsidiary Guarantors (the Texas Subsidiary Guarantors and the California Subsidiary Guarantors together, the “Subsidiary Guarantors”) and the Collateral Trustee, as Trustee, the parties agreed that the California Subsidiary Guarantors shall join as parties to the Guarantee Agreement, the Company’s ownership interests in the California Subsidiary Guarantors shall become part of the Collateral, the assets comprising the California Facilities shall become part of the Collateral, and Obligations issued to fund the California Facilities shall be Guaranteed Obligations; and

WHEREAS, the Company, the Subsidiary Guarantors and the Collateral Trustee have entered into this Joinder Agreement to (a) join as parties to the Collateral Trust Agreement the California Subsidiary Guarantors, (b) secure the Guarantee Agreement, as supplemented by the Supplemental Guarantee Agreement, and (c) establish the Series 2008 Cash Collateral Fund.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A. Capitalized Terms. Unless otherwise defined in this Joinder Agreement, capitalized terms used herein without definition shall have the meanings assigned to them in the Collateral Trust Agreement

B. Agreement to be Bound. The California Subsidiary Guarantors hereby become parties to the Collateral Trust Agreement as Subsidiary Guarantors and agree to be bound by all of the provisions of the Collateral Trust Agreement applicable to Subsidiary Guarantors and to perform all of the obligations and agreements of the Subsidiary Guarantors under the Collateral Trust Agreement.

C. Pledge of Collateral. To secure the Guarantee Agreement, as supplemented by the Supplemental Guarantee Agreement, the Company hereby delivers to the Collateral Trustee a pledge and assignment of the Company’s ownership interests in the California Subsidiary Guarantors, and each of the California Subsidiary Guarantors hereby delivers to the Collateral Trustee a mortgage and security agreement on substantially all of its property.

D. Series 2008 Cash Collateral Fund. Until the earlier of the date that the Collateral Trustee releases its interest in all of the Collateral pursuant to Section 8.03 of the Collateral Trust Agreement or the date on which a Rating Event occurs, a cash collateral account (the “Series 2008 Cash Collateral Fund”) shall be maintained by the Collateral Trustee in its name at its offices at its corporate trust department in accordance with the terms of the Collateral Trust Agreement. The Series 2008 Cash Collateral Fund and all funds, balances and other monies maintained therein shall not constitute part of the Collateral and the Collateral Trust Estate. The 2008 Cash Collateral Fund shall be maintained as set forth in the Collateral Trust Agreement and deposits shall be made as set forth in section 3.05B of the Guarantee Agreement. The Series 2008 Cash Collateral Fund established under this Joinder Agreement is intended to secure only the Series 2008A Bonds.

E. Governing Law. The provisions of this Joinder Agreement creating a trust for the benefit of the holders of the Guarantee and setting forth the rights, duties, obligations and responsibilities of the Collateral Trustee hereunder shall be governed by and construed in accordance with the laws of the State of California. In all other respects, including, without limitation, all matters governed by the Uniform Commercial Code, this Joinder Agreement shall be governed by and construed in accordance with the laws of the State of California, except as otherwise required by mandatory provisions of law.

F. Counterparts. The parties may sign any number of copies of this Joinder Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

G. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

H. The Collateral Trustee. The Collateral Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Joinder Agreement or for or in respect of the recitals contained herein, all of which recitals are made solely by the California Subsidiary Guarantors and the Company.

I. Ratification of Collateral Trust Agreement; Joinder Agreement Part of Collateral Trust Agreement. Except as expressly amended hereby, the Collateral Trust Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Joinder Agreement shall form a part of the Collateral Trust Agreement for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and attested, all as of the date first above written.

CALIFORNIA SUBSIDIARY GUARANTORS

MICROGY HANFORD, LLC

	By:	/s/ Michael E. Thomas
	Name:	Michael E. Thomas
	Title:	Vice President and Treasurer

MICROGY RIVERDALE, LLC

	By:	/s/ Michael E. Thomas
	Name:	Michael E. Thomas
	Title:	Vice President and Treasurer

MICROGY HOLDINGS, LLC

By:	/s/ Michael E. Thomas
Name:	Michael E. Thomas
Title:	Vice President

TEXAS SUBSIDIARY GUARANTORS:

MST PRODUCTION LTD.

	By:	/s/ Michael E. Thomas
	Name:	Michael E. Thomas
	Title:	Vice President and Treasurer

MST GP, LLC

	By:	/s/ Michael E. Thomas
	Name:	Michael E. Thomas
	Title:	Vice President and Treasurer

MST ESTATES LLC

	By:	/s/ Michael E. Thomas
	Name:	Michael E. Thomas
	Title:	Vice President and Treasurer

RIO LECHE ESTATES, L.L.C.

	By:	/s/ Michael E. Thomas
	Name:	Michael E. Thomas
	Title:	Vice President and Treasurer

MISSION BIOGAS, L.L.C.

	By:	/s/ Michael E. Thomas
	Name:	Michael E. Thomas
	Title:	Vice President and Treasurer

HEREFORD BIOGAS, L.L.C.

	By:	/s/ Michael E. Thomas
	Name:	Michael E. Thomas
	Title:	Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Marvin Kierstead
Name:	Marvin Kierstead
Title:	Vice President

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